Barnes & Noble Education to Pursue Standalone Go-Forward Strategy to Enhance Shareholder Value

Concludes Review of Strategic Opportunities

BASKING RIDGE, N.J.—August 24, 2020— Barnes & Noble Education, Inc. (NYSE: BNED), a leading solutions provider for the education industry, today announced that its Board of Directors has concluded its review of strategic opportunities, which was announced in December 2019. After extensive evaluation and deliberation, and in consultation with its financial and legal advisors, the Board unanimously determined that the continued execution of the Company’s current business plan is the best path forward for the Company and its shareholders.

Shortly after the strategic review commenced, the COVID-19 pandemic emerged, which gave rise to significant challenges for the Company’s business. Nevertheless, an exhaustive strategic review was undertaken and completed. At the same time, the Company also made significant progress towards implementing and executing its digital transformation strategy, which further enhanced the Company’s importance and relevance to its customers, particularly given the post-COVID-19 shift to remote learning. In the last several months, BNED has successfully grown its high-margin DSS business, improved its share of course material adoptions through BNC First Day®, BNC First Day Complete and other new digital models, increased its revenue from new business wins, leveraged its MBS fulfilment and virtual capabilities, and strengthened and improved its general merchandise business with the recent release of its new eCommerce platform.

“Following the conclusion of a strategic review process by our Board and its advisors, which included, among other things, discussions with third parties about the potential acquisition of all or part of the Company, we are confident that BNED is on the best path forward to enhance shareholder value as we deliver benefits for the institutions and students we serve,” said Vice Admiral John R. Ryan, BNED’s Lead Independent Director. “As students and institutions continue to navigate the ongoing shift to remote learning, BNED’s digital study tools and capabilities, particularly its bartleby® digital study platform, are more important than ever before for students and faculty, and represent a significant growth opportunity for BNED and our shareholders.”

“I am encouraged by the significant progress we have made executing on our key strategic initiatives since we announced this review in December, despite the significant disruption of COVID-19 on campuses nationwide,” said Michael P. Huseby, Chief Executive Officer and Chairman, BNED. “These initiatives are proving to be extraordinarily important given the shift to an increasingly virtual and digital world. As we move forward, we are confident that we have the right strategy in place to deliver enhanced value for our shareholders. Importantly, we continue to believe that we have sufficient sources of liquidity to manage through the continued impact of COVID-19. We will continue to focus on allocating our capital to strike the necessary and appropriate balance of liquidity preservation while we continue to build our momentum and execute our strategic plan to drive long term sustainable shareholder value creation.”

Advisors
Morgan Stanley is serving as financial advisor to BNED and Gibson, Dunn & Crutcher LLP is serving as legal advisor.

ABOUT BARNES & NOBLE EDUCATION, INC.
Barnes & Noble Education, Inc. (NYSE: BNED) is a leading solutions provider for the education industry, driving affordability, access and achievement at hundreds of academic institutions nationwide and ensuring millions of students are equipped for success in the classroom and beyond. Through its family of brands, BNED offers campus retail services and academic solutions, a digital direct-to-student learning ecosystem, wholesale capabilities and more. BNED is a company serving all who work to elevate their lives through education, supporting students, faculty and institutions as they make tomorrow a better, more inclusive and smarter world. For more information, visit www.bned.com.

Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make, including any statements made in regards to our response to the COVID-19 pandemic. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: risks associated with COVID-19 and the governmental responses to it, including its impacts across our businesses on demand and operations, as well as on the operations of our suppliers and other business partners, and the effectiveness of our actions taken in response to these risks; general competitive conditions, including actions our competitors and content providers may take to grow their businesses; a decline in college enrollment or decreased funding available for students; decisions by colleges and universities to outsource their physical and/or online bookstore operations or change the operation of their bookstores; implementation of our digital strategy may not result in the expected growth in our digital sales and/or profitability; risk that digital sales growth does not exceed the rate of investment spend; the performance of our online, digital and other initiatives, integration of and deployment of, additional products and services including new digital channels, and enhancements to higher education digital products, and the inability to achieve the expected cost savings; the risk of price reduction or change in format of course materials by publishers, which could negatively impact revenues and margin; the general economic environment and consumer spending patterns; decreased consumer demand for our products, low growth or declining sales; the strategic objectives, successful integration, anticipated synergies, and/or other expected potential benefits of various acquisitions may not be fully realized or may take longer than expected; the integration of the operations of various acquisitions into our own may also increase the risk of our internal controls being found ineffective; changes to purchase or rental terms, payment terms, return policies, the discount or margin on products or other terms with our suppliers; our ability to successfully implement our strategic initiatives including our ability to identify, compete for and execute upon additional acquisitions and strategic investments; risks associated with operation or performance of MBS Textbook Exchange, LLC’s point-of-sales systems that are sold to college bookstore customers; technological changes; risks associated with counterfeit and piracy of digital and print materials; our international operations could result in additional risks; our ability to attract and retain employees; risks associated with data privacy, information security and intellectual property; trends and challenges to our business and in the locations in which we have stores; non-renewal of managed bookstore, physical and/or online store contracts and higher-than-anticipated store closings; disruptions to our information technology systems, infrastructure and data due to computer malware, viruses, hacking and phishing attacks, resulting in harm to our business and results of operations; disruption of or interference with third party web service providers and our own proprietary technology; work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping service; product shortages, including decreases in the used textbook inventory supply associated with the implementation of publishers’ digital offerings and direct to student textbook consignment rental programs, as well as the risks associated with the impacts that public health crises may have on the ability of our suppliers to manufacture or source products, particularly from outside of the United States; changes in domestic and international laws or regulations, including U.S. tax reform, changes in tax rates, laws and regulations, as well as related guidance; enactment of laws or changes in enforcement practices which may restrict or prohibit our use of texts, emails, interest based online advertising, recurring billing or similar marketing and sales activities; the amount of our indebtedness and ability to comply with covenants applicable to any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; adverse results from litigation, governmental investigations, tax-related proceedings, or audits; changes in accounting standards; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I - Item 1A in our Annual Report on Form 10-K for the year ended May 2, 2020. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release.

Media Contact:
Carolyn J. Brown
Senior Vice President
Corporate Communications and Public Affairs
Barnes & Noble Education, Inc.
(908) 991-2967
cbrown@bned.com

Investor Contact:
Andy Milevoj
Vice President
Corporate Finance and Investor Relations
Barnes & Noble Education, Inc.
(908) 991-2776
amilevoj@bned.com